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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:                 February 28, 1997
                     -------------------------------------
                     (Date of the earliest event reported)



                       Home Products International, Inc.
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             (Exact name of registrant as specified in its charter)






  Delaware                                  0-17237       Applied for
  ----------------------------------------  ------------  --------------------
  (State or other jurisdiction of           (Commission   I.R.S. Employer
  Incorporation or organization)            File Number)   Identification No.)




  4501 West 47th Street    Chicago, IL                            60632
  ----------------------------------------                --------------------
  (Address of principal executive offices)                    (Zip Code)







Registrant's telephone number, including area code:        (773) 890-1010
                                                    ---------------------


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On February 28, 1997, pursuant to a Stock Purchase Agreement between the Registrant and the stockholders of Tamor Corporation, a Massachusetts corporation ("Tamor"), and the Agreement and Plan of Merger among the Registrant, Housewares Sales, Inc., a Massachusetts corporation ("Housewares"), and the stockholders of Housewares Sales, Inc., effective as of January 1, 1997, Housewares was merged into a wholly-owned merger subsidiary of the Registrant and the Registrant, through the same acquisition subsidiary, acquired 100% of the outstanding stock of Tamor. The acquisition subsidiary then merged into Tamor and Tamor became a wholly owned direct subsidiary of the Registrant. Total consideration was $42.6 million consisting of approximately $27.8 million in cash, $2.4 million in common stock and the assumption of $12.4 million in short and long term debt. Tamor, a privately held corporation headquartered in Leominster, Massachusetts, is a leading manufacturer of home storage and organization products in the United States and the Registrant intends to continue in the same activity.

     The source of funds for the acquisition included cash of the Registrant as well as part of the proceeds of a new $67 million credit agreement (including a $20 million revolving credit agreement) completed with General Electric Capital Corporation on February 27, 1997. The new credit agreement replaces the Registrant's existing $8 million credit agreement.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

a) Financial statements of business acquired.

   It is impracticable to provide the required financial statements at the time this Current Report on Form 8-K is being filed. Home Products
   International, Inc. expects to be able to file this information within sixty
   (60) days of March 15, 1997, the latest date on which this Current Report on Form 8-K may be filed.

b) Pro forma financial information.

   It is impracticable to provide the required financial statements at the time this Current Report on Form 8-K is being filed. Home Products
   International, Inc. expects to be able to file this information within sixty
   (60) days of March 15, 1997, the latest date on which this Current Report on Form 8-K may be filed.

c) Exhibits

   See attached Exhibit Index.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Home Products International, Inc.


                                     By /s/ James E. Winslow
                                        ---------------------------------
                                                James E. Winslow
                                                Executive Vice President and
                                                Chief Financial Officer



Dated:  March 12, 1997

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Exhibit Index

Exhibit 2.1   Agreement and Plan of Merger dated as of January

              1, 1997 between the Registrant, Housewares and the Shareholders of

              Housewares.


Exhibit 2.2   Stock Purchase Agreement made as of January 1,

              1997 by the Registrant and the Shareholders of Tamor.


Exhibit 99.1  Press release dated March 4, 1997 announcing the acquisition of Tamor.